Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of March 29, 2024 (the “First Amendment Effective Date”), is among HIGHPEAK ENERGY, INC., a Delaware corporation (the “Borrower”), FIFTH THIRD BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”), each Guarantor party hereto and the financial institutions party hereto as Lenders.

RECITALS

A.         The Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement dated as of November 1, 2023 (as the same has been or may be amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”).

B.         The Borrower has requested, and the Administrative Agent and the Lenders have agreed, subject to the terms hereof, to certain amendments or modifications to the terms of the Credit Agreement as more fully set forth herein.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

Section 1.       Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Section 2.       Amendments to Credit Agreement.

(a)    The following definition is hereby added to Section 1.02 of the Credit Agreement, in proper alphabetical order, to read in its entirety as follows:

  “First Amendment Effective Date” means March 29, 2024.

(b)    The following definition in Section 1.02 of the Credit Agreement is hereby amended to read in its entirety as follows:

 “Commitment” means, as to each Lender, the obligation of such Lender, if any to (a) make Loans to Borrower pursuant to Section 2.1(a), (b) make Loans to Borrower pursuant to such Lender’s Incremental Commitments in accordance with Section 2.18, and (c) purchase participations in L/C Obligations, in an aggregate principal amount not to exceed the amount set forth under the heading “Commitment” opposite such Lender’s name on Schedule 1.1(a) hereto, or, as the case may be, in the Assignment and Assumption pursuant to which such Lender became a party hereto, as the same may be reduced pursuant to Section 2.8. The aggregate amount of the Commitments on the First Amendment Effective Date is $100,000,000. To the extent applicable, Commitments shall include the Incremental Commitments of any Incremental Lender.

(c)    Schedule 1.1(a) of the Credit Agreement is hereby amended and restated to read in its entirety as set forth on Schedule 1.1(a) hereto.

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Section 3.       Effectiveness. Upon the satisfaction of the following conditions precedent, this Amendment shall become effective as of the First Amendment Effective Date:

(a)    the Administrative Agent shall have received counterparts to this Amendment duly executed by a duly authorized officer of the Borrower, the Guarantor and all Lenders;

(b)    the Administrative Agent shall have received reimbursement for all of its costs and expenses incurred by it prior to or in connection with this Amendment and any other documents prepared in connection herewith, including, without limitation, the fees, charges and disbursements of counsel to the Administrative Agent and any fees separately agreed to among the parties pursuant to any fee letter; and

(c)    Administrative Agent shall have received such other certificates, documents, consents or opinions as the Administrative Agent may reasonably require.

Section 4.       Representations and Warranties. Before and after giving effect to this Amendment, the Borrower hereby confirms that (a) the representations and warranties of Borrower and each other Loan Party contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except to the extent such representations and warranties are qualified by materiality, in which case they shall be true and correct in all respects) on and as of the First Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except to the extent such representations and warranties are qualified by materiality, in which case they shall be true and correct in all respects) as of such earlier date, and (b) no Default or Event of Default shall have occurred and be continuing. The execution, delivery, and performance by each of Borrower and the Guarantors of this Amendment and compliance with the terms and provisions hereof have been duly authorized by all requisite action on the part of such Person and do not violate any contractual or other obligation by which such Person is bound.

Section 5.      Acknowledgment and Ratification. As a material inducement to Administrative Agent and the Lenders to execute and deliver this Amendment, each Loan Party acknowledges and agrees that (a) the execution, delivery, and performance of this Amendment shall, except as expressly provided herein, in no way release, diminish, impair, reduce, or otherwise affect the obligations of such Person under the Loan Documents to which such Person is a party, (b) each Loan Document to which such Person is a party shall remain in full force and effect and shall each continue to be the legal, valid and binding obligations of such Person enforceable against such Person in accordance with its terms, and (c) it has no claims or offsets against, or defenses or counterclaims to, any of the Loan Documents.

Section 6.      Effect of Amendment. Without limiting the generality of the foregoing, the consent, waiver and modifications set forth herein shall be limited precisely as set forth above, and nothing in this Amendment shall be deemed (i) to constitute a waiver of compliance or consent to noncompliance by any of the Loan Parties to, or an amendment of, any other term, provision, condition or covenant of the Credit Agreement or other Loan Documents, other than as specifically set forth herein; or (ii) to prejudice any right or remedy that the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as affected hereby. This Amendment shall constitute a Loan Document for all purposes.

Section 7.     Confirmation of Security and Guaranty. Each Loan Party hereby confirms and agrees that all of the Security Documents that presently secure or guarantee the Obligations shall continue to secure or guarantee, in the same manner and to the same extent provided therein, the payment and performance of the Obligations as described in the Credit Agreement as modified by this Amendment.

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Section 8.    Incorporation of Certain Provisions by Reference. The provisions of Section 9.12 of the Credit Agreement captioned “GOVERNING LAW” and Section 9.13 of the Credit Agreement captioned “Submission To Jurisdiction; Waivers” are incorporated herein by reference for all purposes.

Section 9.    Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

Section 10.    Entirety. This Amendment and all of the other Loan Documents embody the entire agreement between the parties. THIS AMENDMENT AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

BORROWER:

HIGHPEAK ENERGY, INC.

By: /s/ Jack Hightower

Name:  Jack Hightower

Title:    CEO

GUARANTORS:

HIGHPEAK ENERGY HOLDINGS, LLC

By: /s/ Jack Hightower

Name:  Jack Hightower

Title:    CEO

LAZY JJ PROPERTIES, LLC

By: /s/ Jack Hightower

Name:  Jack Hightower

Title:    CEO

HIGHPEAK ENERGY ACQUISITION CORP.

By: /s/ Jack Hightower

Name:  Jack Hightower

Title:    CEO

HIGHPEAK ENERGY ASSETS, LLC

By: /s/ Jack Hightower

Name:  Jack Hightower

Title:    CEO

HIGHPEAK ENERGY EMPLOYEES, INC.

By: /s/ Jack Hightower

Name:  Jack Hightower

Title:    CEO

FIRST AMENDMENT – Signature Page

ADMINISTRATIVE AGENT: FIFTH THIRD BANK, NATIONAL ASSOCIATION, as Administrative Agent By: /s/ Dan Condley Name: Dan Condley Title: Managing Director

FIRST AMENDMENT – Signature Page

LENDERS: FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender and Issuing Bank By: /s/ Dan Condley Name: Dan Condley Title: Managing Director

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TEXAS CAPITAL BANK, as a Lender By: /s/ Jared R. Mills Name: Jared R. Mills Title: Executive Director

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WELLS FARGO BANK, NATIONAL ASSOCIATION as a Lender By: /s/ Tim Green Name: Tim Green Title: Executive Director

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